UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2023

Kaspien Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

New York	0-14818	14-1541629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2818 N. Sullivan Rd. Ste 130
Spokane Valley, WA 99216

(Address of Principal Executive Offices, and Zip Code)

(855) 300-2710

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, $0.01 par value per share	KSPN	NASDAQ Stock Market

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously noted on the Company’s Form 8-K filed with the Securities and Exchange Commission on December 15, 2022, Kaspien Holdings Inc. (the “Company”) had received written notice from The Nasdaq Stock Market (“Nasdaq”) that the Company is not in compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2), and must regain compliance with that requirement by June 12, 2023.

Separately, on May 4, 2023, the Company received written notice from Nasdaq that given the reported stockholders’ equity on the Company’s Form 10-K for the year ended January 28, 2023, the Company also is not in compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1).

In accordance with the Nasdaq Listing Rules, the Company has been provided a period of 45 calendar days, or until June 20, 2023, to submit a plan to Nasdaq to regain compliance with the minimum stockholders’ equity requirement. If the Company’s plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of its letter, or until October 31, 2023, for the Company to evidence compliance. If the Company’s plan is not accepted, the Company expects that at that time Nasdaq will provide written notice to the Company that the Company’s common stock will be subject to delisting.

Neither notice has an immediate impact on the listing of the Company’s common stock, which will continue to trade on The Nasdaq Capital Market.

The Company continues to monitor its closing bid price for its common stock and to consider available options to resolve the Company’s noncompliance with the minimum bid price requirement and noncompliance with the minimum stockholders’ equity requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2023	Kaspien Holding Inc.

	By:	/s/ Edwin Sapienza
Name: Edwin Sapienza
Title: Chief Financial Officer